Exhibit 10.21

AMENDMENT TO THE MAKE GOOD AGREEMENT

THIS AMENDMENT TO THE MAKE GOOD ESCROW AGREEMENT, dated as of October 10, 2008 (this "Amendment"), is entered into by and among China Nutrifruit Group Limited (formerly known as Fashion Tech International, Inc.), a Nevada corporation (the "Company"), KUNG Yiu Fai (the "Make Good Pledgor"), WLT Brothers Capital, Inc., as Investor agent ("Investor Agent") and Securities Transfer Corporation, as escrow agent ("Escrow Agent"). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Make Good Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Company, the Make Good Pledgor, the Investment Agent and the Escrow Agent are parties to that certain Make Good Escrow Agreement, dated as of August 14, 2008 (the "Make Good Agreement"); and

WHEREAS, the parties to the Make Good Agreement wish to amend certain provisions of the Make Good Agreement; and

WHEREAS, Section 14 of the Make Good Agreement provides that the Make Good Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Company, the Make Good Pledgor and the Investor Agent;

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1.1. Amendment. The parties hereto agree that the Make Good Agreement shall be amended as set forth in this Section 1.1.

(a) The first sentence of Section 2 is hereby amended and restated in its entirety as follows:

"2. Establishment of Escrow. Within three Trading Days following the Closing, the Make Good Pledgor shall deliver, or cause to be delivered, to the Escrow Agent certificates evidencing an aggregate of 3,085,840 shares of the Company’s Common Stock (the "Escrow Shares"), along with stock powers executed in blank (or such other signed instrument of transfer acceptable to the Company’s Transfer Agent).

(b)  Exhibit A attached to the Make Good Escrow Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

SECTION 1.2. Full Force and Effect. For the avoidance of doubt, all other provisions of the Make Good Agreement shall remain in full force and effect.

ARTICLE II

MISCELLANEOUS

SECTION 2.1. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.2. Entire Agreement. This Amendment along with the Make Good Agreement and the other Transaction Documents contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

SECTION 2.3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

THE COMPANY:

CHINA NUTRIFRUIT GROUP LIMITED

By:/s/ Jinglin Shi
Name: Jinglin Shi
Title: Chief Executive Officer

MAKE GOOD PLEDGOR:

KUNG YIU FAI

/s/ King Yiu Fai

ESCROW AGENT:

Securities Transfer Corporation, as Escrow Agent

By:/s/Kevin Halter Jr.
Name: Kevin Halter Jr.
Title: President

INVESTOR AGENT

WLT Brothers Capital, Inc., as Investor Agent

By:/s/ James H. Groh
Name: James H. Groh
Title: President and CEO

Signature Page to the Amendment to Make Good Agreement

Exhibit A

ESCROW SHARES TO BE ISSUED TO INVESTORS

	Investor’s	Make Good	Make Good
Investor’s Legal Name	Investment Amount	(2009)	(2010)
Ladislav Bobiš	600,000.00	107,914	107,913
Gerald W. Bolfing	100,000.00	17,986	17,985
FALLKLANDY s.j.	150,000.00	26,978	26,978
FILUMA Spol S.R.O.	250,000.00	44,964	44,964
Wojciech Gasiorek	81,086.26	14,584	14,583
Harold E. Gear	75,000.00	13,489	13,489
Grzegorz Grabowski	150,000.00	26,978	26,978
Grandmark Limited Partnership	25,000.00	4,496	4,496
Halter Global Opportunity Fund	325,000.00	58,453	58,453
Kevin Halter, Jr.	100,000.00	17,986	17,985
James B. Lisle and W. Pauline Lisle	15,000.00	2,698	2,697
Piotr Januszko	99,975.00	17,981	17,981
Leszek Kornaszewski	135,426.69	24,357	24,357
Janusz Krzesinski	200,000.00	35,971	35,971
Eva Boženna Lada	150,000.00	26,978	26,978
Robert O. McDonald	25,000.00	4,496	4,496
Marek Missala	149,973.00	26,974	26,973
Zdeněk Morávek	299,968.00	53,951	53,951
Jaroslaw Popkowski	150,000.00	26,978	26,978
RESBEX Sp. z.o.o.	150,000.00	26,978	26,978
Support2trading LTD.	125,000.00	22,482	22,482
Leszek Szot	149,973.00	26,974	26,973
The USX China Fund	250,200.00	45,000	45,000
T. Williams LLC	20,000.00	3,597	3,597
Marek Wachelka	200,000.00	35,971	35,971
Sebastian Wagner	50,000.00	8,993	8,992
Marian Wiciejewski	200,000.00	35,971	35,971
Artur Wisniewski	130,000.00	23,381	23,381
Rafal Wisniewski	100,000.00	17,986	17,985
Maciej Zawada	100,000.00	17,986	17,985
Piotr Zwolski	149,865.20	26,954	26,954
Bernard L. Warner Trust U/A/D 03/28/94	$100,000.00	17,986	17,985
Mark Andrew Charlebois	$50,000.00	8,993	8,992
Rudolf Eckert III	$100,000.00	17,986	17,985
Frederick Laun & Lisa Laun JTWROS	$100,000.00	17,986	17,985
Halter Global Opportunity Fund	$200,000.00	35,971	35,971
Heidi & Kevin Kiene JTWROS	$100,000.00	17,986	17,985
James W. and R. Darlene Bridges JTWROS	$200,000.00	35,971	35,971
Joseph A. & Parnela M. Panella Living	$80,000.00	14,388	14,388
Trust UA 5/11/04
Hemant Kathuria	$20,000.00	3,597	3,597
Kent G. Schmidt & Kevin G. Schmidt Jt.	$100,000.00	17,986	17,985
Ten.

	Investor’s	Make Good	Make Good
Investor’s Legal Name	Investment Amount	(2009)	(2010)
Barbara S. Meister	$100,000.00	17,986	17,985
James B. Moore	$55,600.00	10,000	10,000
Quincy Murphy	$100,000.00	17,986	17,985
Patrick Kirk & Gloria Kirk JTWROS	$50,000.00	8,993	8,992
Paul D. Ehrman & Michelle Ehrman	$100,000.00	17,986	17,985
JTWROS
Paul F. Oreffice Trust UAD 9/15/95	$50,000.00	8,993	8,992
Richard Potapchuk	$300,000.00	53,957	53,956
Steve Smith	$100,000.00	17,986	17,985
Mehran Muhammad Taslimi	$200,000.00	35,971	35,971
The Suter Family Trust UAD 4/12/2002	$500,000.00	89,928	89,928
Wylie Family Trust UAD 07/01/01	$50,000.00	8,993	8,992
Greystone Financial Services Inc. Profit	$100,000.00	17,986	17,985
Sharing Plan
Tomas Hudec	$121,662.04	21,882	21,881
Piotr Januszko	$94,975.00	17,082	17,081
Jerome M. and Leah Y. Fullinwider	$200,000.00	35,971	35,971
Russel Parker	$150,000.00	26,978	26,978
Ma gorzata P usa	$170,000.00	30,576	30,575
Krzysztof Pudlowski	$250,000.00	44,964	44,964
Donald E. Schmidt	$100,000.00	17,986	17,985
Artur Wisniewski	$30,000.00	5,396	5,395
Totals:	8,578,704.19	1,542,935	1,542,905